Exhibit 1.1

CHINA MEDICAL TECHNOLOGIES, INC.

American Depositary Shares

Each Representing 10 Ordinary Shares, Par Value US$0.10 Per Share

UNDERWRITING AGREEMENT

[pricing date]

UNDERWRITING AGREEMENT

[pricing date]

UBS AG

Credit Suisse Securities (USA) LLC

CIBC World Markets Corp.

    as Representatives of the several Underwriters named in Schedule A hereto

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street

Central, Hong Kong

Ladies and Gentlemen:

Each of General Electric International Operations Company, Inc., a Delaware corporation (“GE International”), Golden Meditech (BVI) Company Ltd., a British Virgin Islands company (“Golden Meditech”), and Chengxuan International Ltd. (BVI), a British Virgin Islands company (“Chengxuan”) (collectively, the “Firm ADS Selling Shareholders”), proposes to sell, to the underwriters named in Schedule A hereto (the “Underwriters”), for whom you are acting as representative, an aggregate of [# of firm ADSs] American Depositary Shares (the “Firm ADSs”), each representing 10 Ordinary Shares (as defined below) of China Medical Technologies, Inc., a company incorporated under the laws of the Cayman Islands (the “Company”). The number of Firm ADSs to be sold by each Firm ADS Selling Shareholder is the number of Firm ADSs set forth opposite the name of such Firm ADS Selling Shareholder in Schedule B annexed hereto. In addition, solely for the purpose of covering over-allotments, Asset Managers (China) Fund Co., Ltd., a company incorporated under the laws of the Cayman Islands (“Asset Managers”), Neon Liberty Emerging Markets Fund Ltd., a Cayman Islands exempted company (“Neon Ltd.”), Neon Liberty Emerging Greater China Fund Ltd., a Cayman Islands exempted company (“Neon Greater China”), Neon Liberty Emerging Market Fund LP, a Delaware limited partnership (“Neon LP”), and Chengxuan (collectively, the “Additional ADS Selling Shareholders,” and, together with the Firm ADS Selling Shareholders, the “Selling Shareholders”), propose to grant to the Underwriters the option to purchase from the Additional ADS Selling Shareholders up to an aggregate of [# of additional ADSs] additional ADSs (the “Additional ADSs”). The maximum number of Additional ADSs to be sold by each Additional ADS Selling Shareholder is the number of Additional ADSs set forth opposite the name of such Additional ADS Selling Shareholder in Schedule B annexed hereto. The Firm ADSs and the Additional ADSs are hereinafter collectively referred to as the “Offered ADSs.” Each reference to the Firm ADSs, the Additional ADSs or the Offered ADSs herein, unless the context otherwise requires, also includes the Ordinary Shares underlying such ADSs (as defined below). As used herein, “Ordinary Shares” means the ordinary shares, par value US$0.10 per share, of the Company, “ADS” means an American Depositary Share representing such Ordinary Shares, and “Book-Runners” means UBS AG (“UBS”) and Credit Suisse Securities (USA) LLC.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (File No. 333-132214) including a prospectus relating to the Offered ADSs. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each such preliminary prospectus, being herein called a “Preliminary Prospectus”) relating to the Offered ADSs. Except where the context otherwise requires, the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A or Rule 430C under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act and the F-6 Registration Statement (as defined below), is herein called the “Registration Statement,” and the prospectus, including all documents incorporated therein by reference (if any), in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time the Registration Statement was declared effective by the Commission, is herein called the “Prospectus.” As used herein, “business day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

The Ordinary Shares to be represented by the Offered ADSs will be evidenced by book entry in the records of the Depositary (as defined below), against deposit of the underlying Ordinary Shares, pursuant to the Deposit Agreement dated as of August 9, 2005 (the “Deposit Agreement”) among the Company, Citibank, N.A., as depositary (the “Depositary”), and the holders and beneficial owners from time to time of the American depositary shares issued thereunder.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule C attached hereto and the electronic road show that has been approved by the Company and you for use in connection with the offering of the Offered ADSs contemplated hereby. The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Offered ADSs by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is not a Permitted Free Writing Prospectus and that either (i) is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act or (ii) contains any “issuer information” (as defined in Rule 433 under the Act) that has not theretofore been filed with the Commission by the Company.

“Disclosure Package,” as used herein, means any Preliminary Prospectus together with any combination of one or more of the then-issued Permitted Free Writing Prospectuses, if any.

The Company, the Selling Shareholders and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, each of the Firm ADS Selling Shareholders agrees to sell, severally and not jointly, to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from each Firm ADS Selling Shareholder, the respective number of Firm ADSs (subject to such adjustment as the Book-Runners may determine solely to avoid fractional ADSs) which bears the same proportion to the total number of Firm ADSs to be sold by such Firm ADS Selling Shareholder as the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule A hereto, subject to adjustment in accordance with Section 9 hereof, bears to the total number of Firm ADSs, in each case at a purchase price of US$             per Firm ADS. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm ADSs as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm ADSs upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering of the Offered ADSs to such extent as you may determine.

In addition, the Additional ADS Selling Shareholders hereby grant to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Additional ADS Selling Shareholders, ratably in accordance with the number of Firm ADSs to be purchased by each of the Underwriters, all or a portion of the Additional ADSs as may be necessary to cover over-allotments made in connection with the offering of the Firm ADSs, at the same purchase price per share to be paid by the Underwriters to the Company and the Firm ADS Selling Shareholders for the Firm ADSs. The Over-Allotment Option may be exercised by the Book-Runners on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Additional ADS Selling Shareholders. Such notice shall set forth the aggregate number of Additional ADSs as to which the option is being exercised, and the date and time when the Additional ADSs are to be delivered (such date and time being herein referred to as the “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional ADSs to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Firm ADSs set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm ADSs (subject, in each case, to such adjustment as you may determine to eliminate fractional ADSs), subject to adjustment in accordance with Section 9 hereof. Upon any exercise of the Over-Allotment Option, the number of Additional ADSs to be purchased from each Additional ADS Selling Shareholder shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Additional ADSs set forth opposite the name of such Additional ADS Selling Shareholder in Schedule B annexed hereto bears to [# of additional ADSs], subject, in each case, to such adjustment as the Book-Runners may determine solely to eliminate fractional shares. No Additional ADSs shall be sold or delivered unless the Firm ADSs previously have been, or simultaneously are, sold and delivered.

Pursuant to powers of attorney (the “Powers of Attorney”) granted by each Selling Shareholder (which Powers of Attorney shall be satisfactory to the Book-Runners), Mr. Xiaodong Wu and Mr. Takyung (Sam) Tsang shall act as representatives of the Selling Shareholders. Each of the foregoing representatives (collectively, the “Representatives of the Selling Shareholders”) is authorized, on behalf of each Selling Shareholder, among other things, to execute any documents necessary or desirable in connection with the sale of the Offered ADSs to be sold hereunder by such Selling Shareholder, to make delivery of such Offered ADSs, to give receipts for the proceeds of the sale of such Offered ADSs, to receive notices on behalf of such Selling Shareholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

2. Payment and Delivery. Payment of the purchase price for the Firm ADSs shall be made by the Underwriters to each Firm ADS Selling Shareholder, by Federal Funds wire transfer to the respective accounts of the Firm ADS Selling Shareholders as designated by them in writing, no later than the second day immediately preceding the date of the time of purchase, to UBS, against delivery of the certificates for the Firm ADSs to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [closing date] (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called “the time of purchase.” Electronic transfer of the Firm ADSs shall be made to you at the time of purchase in such names and in such denominations as you shall specify prior to the date of the time of purchase. In no event will any Underwriter be liable for, and the Company and each Selling Shareholder hereby release each Underwriter for, any damages the Company or any Selling Shareholder may incur as a result of any Selling Shareholder failing to timely provide accurate and complete wire transfer instructions to the Underwriters in the manner provided herein.

Payment of the purchase price for the Additional ADSs shall be made to the Additional ADS Selling Shareholders at the additional time of purchase in the same manner and at the same office as the payment for the Firm ADSs. Electronic transfer of the Additional ADSs shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Offered ADSs shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 9:00 A.M., New York City time, on the date of the time of purchase or the additional time of purchase, as the case may be.

3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has been declared effective under the Act (or, with respect to any Registration Statement filed under Rule 462(b) under the Act, will become effective under the Act no later than 10:00 p.m., Washington, D.C. time, on the date of this Agreement); no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs contemplated hereby, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form F-1 in connection with the offering and sale of the Offered ADSs as contemplated hereby have been satisfied; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied at the time it was filed with the Commission, complies as of the date hereof, and will comply as of the time of purchase, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus, as then amended or supplemented, will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs contemplated hereby, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs contemplated hereby did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;

(b) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Offered ADSs by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs or the underlying Ordinary Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus (or, if the Prospectus has been filed pursuant to Rule 424(b), the Prospectus) and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); each of the Preliminary Prospectuses is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered ADSs contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Offered ADSs contemplated hereby is solely the property of the Company;

(c) a registration statement on Form F-6 (No. 333-126663) relating to the Offered ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time of effectiveness of such registration statement for purposes of Section 11 of the Act, as such section applies to the respective Underwriters, being hereinafter referred to as the “F-6 Registration Statement”); the F-6 Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the effectiveness of the F-6 Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the F-6 Registration Statement complied as of such effective time, complies and will comply, at the time of purchase and any additional time of purchase, and each amendment or supplement thereto, when it is filed with the Commission or becomes effective, as the case may be, will comply, in all material respects, with the applicable requirements of the Act, and did not, as of such effective time, does not and will not, at the time of purchase and any additional time of purchase, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) the Ordinary Shares and the Offered ADSs have been duly registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).

(e) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the section of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” under the caption “Actual” (and any similar sections or information, if any, contained in the Permitted Free Writing Prospectuses); all of the issued and outstanding share capital of the Company have been duly authorized and validly issued, are fully paid and non-assessable, are subject to no security interest, other encumbrance or adverse claims, and have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

(f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute, deliver and perform its obligations under this Agreement;

(g) the Company is duly qualified to do business and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, condition (financial or otherwise), results of operation or prospects of the Company and its Subsidiaries (as defined below) or (ii) result in the delisting of the Company’s ADSs from the Nasdaq National Market (“NASDAQ”) (the occurrence of any such effect or any such result described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”);

(h) the Company has no direct or indirect subsidiaries (as defined in Regulation S-X under the Act) other than the entities named in Schedule D hereto (collectively, the “Subsidiaries” and each a “Subsidiary”); the Company owns all of the issued and outstanding equity interest in each Subsidiary; other than its equity interest in each Subsidiary, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the memorandum and articles of association or other constitutional documents of the Company and each Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding equity interest of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into equity interest in any Subsidiary are outstanding;

(i)

(i) there are no material relationships or transactions between the Company or any of the Subsidiaries on one hand and their respective 5% or greater shareholders, affiliates, directors or officers, or any affiliates or members of the immediate families of such persons, on the other hand which are not disclosed in the Registration Statement, the Preliminary Prospectuses and the Prospectus;

(ii) all corporate action on the part of the Company and its officers, directors, shareholders and affiliates, and all shareholder action, necessary for the authorization, execution and delivery of the documents in connection with the “Private placements” described under the section entitled “Related party transactions” of the Registration Statement, and the performance of all obligations of the Company thereunder, have been duly taken, and such transactions, and the performance of the Company’s obligations thereunder, do not contravene any applicable law or regulation;

(iii) all corporate action on the part of the Company and its officers, directors, shareholders and affiliates, and all shareholder action, necessary for the authorization, execution and delivery of the documents in connection with “Transactions with GE” described under the section entitled “Related party transactions” of the Registration Statement and the performance of all obligations of the Company thereunder, have been duly taken, and such transactions, and the performance of the Company’s obligations thereunder, do not contravene any applicable law or regulation;

(iv) all corporate action on the part of the Company and its officers, directors, shareholders and affiliates, and all shareholder action, necessary for the authorization, execution and delivery of the documents in connection with the “Transactions with Beijing Weixiao” described under the section entitled “Related party transactions” of the Registration Statement and the performance of all obligations of the Company thereunder, have been duly taken, and such transactions, and the performance of the Company’s obligations thereunder, do not contravene any applicable law or regulation;

(v) all corporate action on the part of the Company and its officers, directors, shareholders and affiliates, and all shareholder action, necessary for the authorization, execution and delivery of the documents in connection with the “Shareholders’ agreement” and “Registration rights” described under the section entitled “Related party transactions” of the Registration Statement and the Share Subscription Agreement dated as of January 19, 2005 among the Company and the parties named therein, and the performance of all obligations of the Company thereunder, have been duly taken, and such transactions, and the performance of the Company’s obligations thereunder, do not contravene any applicable law or regulation;

(vi) the entering into, and the consummation of the transactions contemplated in, the Assets Transfer Agreement, dated January 18, 2005 (the “Restated Asset Transfer Agreement”), by and between Beijing Yuande Bio Medical Engineering Co., Ltd. (“YDME”) and Beijing Weixiao Biological Technology Development Co., Ltd. (“Beijing Weixiao”) in connection with the acquisition of the ECLIA technology as described in the Prospectus has superceded and nullified all the previous oral and written agreements, contracts, understandings and communications (including, among others, the Asset Transfer Agreement (the “Asset Transfer Agreement”) dated July 2, 2004 and the Supplementary Agreement to the Asset Transfer Agreement (the “Supplementary Agreement”) dated August 31, 2004, each by and between YDME and Beijing Weixiao); the Asset Transfer Agreement and the Supplementary Agreement have become void as of the signed date of the Restated Asset Transfer Agreement, regardless of whether they had been performed in part or not; all necessary steps for the consummation of the transactions contemplated in the Restated Asset Transfer Agreement have being taken and all consents required from the respective parties thereto have been obtained and are in full force and effect; the Restated Asset Transfer Agreement constitutes a legal, valid and binding obligation of each of YDME and Beijing Weixiao, enforceable against each of YDME and Beijing Weixiao in accordance with its terms; if applicable, all governmental approvals, consents, registrations, filings and all necessary steps required in the People’s Republic of China (“PRC”) for the transactions contemplated in the Restated Asset Transfer Agreement have been obtained, made and taken and are in full force and effect; the performance of, or partial performance of, the Asset Transfer Agreement and the Supplementary Agreement by each of YDME and Beijing Weixiao will not affect, jeopardize or otherwise limit the legality, validity and the enforceability of the Restated Asset Transfer Agreement.

(j) the Ordinary Shares underlying the Offered ADSs to be sold by the Selling Shareholders to the Underwriters pursuant hereto have been duly and validly authorized and issued and are and, when delivered against payment therefor as provided herein, will be fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; upon issuance by the Depositary of the Offered ADSs against deposit of the underlying Ordinary Shares in accordance with the Depositary Agreement, such Offered ADSs will be duly and validly issued and persons in whose names such Offered ADSs are registered will acquire valid and unencumbered title to the Ordinary Shares underlying such Offered ADSs and will be entitled to the rights specified in the Offered ADSs and in the Deposit Agreement, including, without limitation, all the rights, conferred by the Amended and Restated Memorandum and Articles of Association of the Company, of a shareholder of such underlying Ordinary Shares; there are no restrictions on transfers of Ordinary Shares or the Offered ADSs, as the case may be, under the laws of the Cayman Islands or the State of New York, as the case may be, except as disclosed in the Preliminary Prospectuses and the Prospectus and subject to the terms and provisions of the Deposit Agreement; neither the Company’s charter documents nor any agreement or instrument to which the Company is a party or signatory (i) causes the Ordinary Shares represented by the Offered ADSs not to be freely deposited by the Selling Shareholders with the Depositary or its nominee as contemplated by the Deposit Agreement or (ii) materially interferes with such deposit or issuance. Neither the filing of the Registration Statement nor the offering or sale of the Offered ADSs as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any share capital of the Company.

(k) the share capital of the Company, including the Ordinary Shares underlying the Offered ADSs, conforms in all material respects to each description thereof contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and the holders of the Offered ADSs will not be subject to personal liability by reason of being such holders;

(l) the Registration Statement, the Preliminary Prospectuses, the Prospectus, the Permitted Free Writing Prospectuses, if any, the F-6 Registration Statement and the amendments, if any, to the foregoing, and the filing of the Registration Statement, Preliminary Prospectuses, the Prospectus, the Permitted Free Writing Prospectuses, if any, the F-6 Registration Statement and the amendments, if any, to the foregoing with the Commission have each been duly authorized by and on behalf of the Company, and the Registration Statement and the F-6 Registration Statement have each been duly executed pursuant to such authorization by and on behalf of the Company;

(m) this Agreement has been duly authorized, executed and delivered by the Company;

(n) the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon due issuance by the Depositary of the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such Offered ADSs will be duly and validly issued and the persons in whose names such Offered ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement; the Deposit Agreement and the Offered ADSs conform in all material respects to each description thereof contained in the Preliminary Prospectuses, Prospectus and the Permitted Free Writing Prospectuses, if any; upon the sale and delivery to the Underwriters of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind;

(o) neither the Company nor any Subsidiary is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default under) (i) its respective charter documents, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness that is material to the Company and its Subsidiaries, taken as a whole (nor does there exist any such breach, violation, default or event that would give the holder of any such indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness), or (iii) any license, lease, contract or other agreement or instrument that is material to the Company and its Subsidiaries, taken as a whole, to which the Company or any Subsidiary is a party or by which any of them or any of their properties may be bound or affected; and the execution, delivery and performance of this Agreement and the Deposit Agreement, the issuance and sale of the Offered ADSs, the deposit of the underlying Ordinary Shares with the Depositary, the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated hereby and in the Deposit Agreement will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the charter documents of the Company or any Subsidiary, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness that is material to the Company and its Subsidiaries, taken as a whole, or (iii) any license, lease, contract or other agreement or instrument that is material to the Company and its Subsidiaries, taken as a whole, to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound or affected, or (iv) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary;

(p) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Offered ADSs, or the consummation of the transactions contemplated hereby, other than registration of the Offered ADSs under the Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered ADSs are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”), all of which have been made and are in full force and effect as of the date hereof, and no such governmental authorization has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

(q) except as set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Ordinary Shares or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Offered ADSs, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered ADSs as contemplated thereby or otherwise; except as set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any Ordinary Shares or other equity interests of the Company, or to include any such Ordinary Shares or equity interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered ADSs as contemplated thereby or otherwise;

(r) except as set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus, each of the Company and the Subsidiaries has all necessary licenses, franchises, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; such licenses, franchises, permits, authorizations, consents and approvals contain no materially burdensome restrictions or conditions other than as described in each Preliminary Prospectus and the Prospectus; neither the Company nor any Subsidiary is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, franchises, permits, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(s) there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Company’s knowledge, contemplated to which the Company or any Subsidiary or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;

(t) KPMG, who have certified the financial statements filed with the Commission as part of the Registration Statement, the Preliminary Prospectuses and the Prospectus, are independent public accountants and have been registered with the Public Company Accounting Oversight Board of the United States, in each case as required by the Act;

(u) the financial statements included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements, if any, and pro forma financial data included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply with the requirements of Regulation S-X of the Act to the extent applicable, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements or schedules (historical or pro forma) that are required to be included in the Registration Statement, the Preliminary Prospectuses and the Prospectus that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(v) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been any of the following, except as disclosed in the Preliminary Prospectuses (excluding any amendments or supplements thereto made after the execution of this Agreement): (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

(w) the Company has obtained for the benefit of the Underwriters the agreement (each, a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto or otherwise satisfactory to the Book-Runners, of the directors and officers named in Schedule E hereto and of each Selling Shareholder; the Book-Runners agree that they will not grant a waiver to, or release or exemption from, any such Lock-Up Agreement without first notifying the Company and, unless the Company agrees otherwise, offering each Selling Shareholder, or each other Selling Shareholder, as the case may be, an opportunity to obtain a similar waiver to, or release or exemption from, such Selling Shareholder’s Lock-Up Agreement, it being understood that nothing in this Agreement obligates the Book-Runners in any manner to grant any waiver to, or release or exemption from, any Lock-Up Agreement; any waiver of, or release or exemption from, any Lock-Up Agreement shall be at the sole discretion of the Book-Runners, subject to this Section 3(w);

(x) the Company is not and, immediately after giving effect to the offering and sale of the Offered ADSs, including the receipt by the Company from the Selling Shareholders of the 0.5% fee, and the application thereof, as described in the Preliminary Prospectuses and the Prospectus, will not be, and at no time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs contemplated hereby will the Company be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(y) The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the taxable year ending March 31, 2006, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

(z) each of the Company and each Subsidiary has good and marketable title to all property (real and personal) described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or any Subsidiary is held thereby under valid, subsisting and enforceable leases; and no material default (or event which with notice or lapse of time, or both, would constitute such a default) by the Company or any Subsidiary has occurred and is continuing under any such leases;

(aa) YDME has good and marketable title to its high intensity focused ultrasound therapy system (the “HIFU Therapy System”), and luminescence immunoassay in-vitro diagnostics system using enhanced chemiluminescence technology (the “ECLIA Technology”) described in the Registration Statement, the Preliminary Prospectuses and in the Prospectus as being owned by YDME, free and clear of all liens, claims, security interests or other encumbrances;

(bb) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; and (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property;

(cc) the patents and patent applications of the Company and the Subsidiaries (collectively, the “Patents”) include all issued patents and pending patent applications owned by the Company and YDME; the Company has heretofore duly and validly assigned to YDME all of the Company’s right, title and interest in and to any patent or patent application, and YDME is the exclusive owner of all right, title and interest in and to each of the Patents; YDME has a valid right to use each of the Patents as currently used or as currently contemplated to be used by the Company or YDME, in each case, as described in the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any. All such Patents have been properly prepared as to form and have been assigned solely to YDME, which assignments are either recorded in and proclaimed by the State Intellectual Property Office of the People’s Republic of China and/or other relevant PRC intellectual property administrative authority (collectively, the “PRC Intellectual Property Authority”) or other foreign patent office, as applicable, or have been submitted for recording in the PRC Intellectual Property Authority or other foreign patent office, as applicable; and each such pending Patent is being diligently prosecuted by the Company or YDME. To the extent that a Patent was acquired by the Company or YDME pursuant to an assignment, such assignment is valid, binding and enforceable, and all PRC governmental approvals in respect of such assignment have been validly obtained and are in full force and effect; the Patents have been duly maintained and are in full force and in effect; none of the Patents has been adjudged invalid or unenforceable in whole or in part; no actions or claims have been asserted or, to the best knowledge of the Company, are pending or threatened against the Company or any Subsidiary (i) based upon or challenging or seeking to deny or restrict the use by the Company or any Subsidiary of any of the Patents, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by the Company or any Subsidiary infringe, misappropriate or violate any intellectual property right of any third party, or (iii) alleging that an assignment to the Company or YDME of any Patent right is invalid; the operation of the Company’s business and the use of the technologies covered by the Patents do not infringe, misappropriate or violate any intellectual property right of any third party; and no Patent is subject to any outstanding decree, order, injunction, judgment, proceeding or ruling restricting the use of such Patent or that would impair the validity or enforceability of such Patent; there is no existing PRC patent that would invalidate (a) the claims of any issued Patent or (b) any pending Patent if claims of such pending Patent were issued in substantially the same form as currently written; to the best knowledge of the Company, no person or entity is engaging in any activity that infringes, misappropriates or violates the Patents; no security interests or other liens have been created with respect to any of the Patents;

(dd) neither the Company nor any Subsidiary is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before any competent governmental agency, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary and (C) no union representation dispute currently existing concerning the employees of the Company or any Subsidiary, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any Subsidiary and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any other applicable law or regulation concerning the employees of the Company or any Subsidiary;

(ee) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any Subsidiary (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(ff) there are no pending actions, suits, inquiries, investigations or proceedings before or brought by an court or governmental agency or body, domestic or foreign, against or affecting the Company, or any Subsidiary, or any of their respective properties, that, if determined adversely to the Company or any Subsidiary, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the consummation of the transactions contemplated in this Agreement, the Deposit Agreement or the ability of the Company to perform its obligations hereunder or thereunder, or which are otherwise material in the context of the sale of the Offered ADSs; and no such actions, suits, inquiries, investigations or proceedings are threatened or, to the Company’s knowledge, contemplated;

(gg) all tax returns required to be filed by the Company and each Subsidiary have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided; all local and national PRC governmental tax waivers and other local and national PRC tax relief, concessions and preferential treatments are valid, binding and enforceable and do not violate any provision of any law or statute or any order, rule or regulation of any local or national governmental authority;

(hh) each of the Company and its Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate and as previously disclosed to the Underwriters; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice in China to protect the Company and its Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

(ii) the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company’s knowledge, any other party to any such contract or agreement;

(jj) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

(kk) each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; since the date of the latest audited financial statements included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(ll) any statistical and market-related data included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(mm) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Preliminary Prospectus or the Prospectus;

(nn) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”);

(oo) neither the Company nor any Subsidiary nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Ordinary Shares or the Offered ADSs;

(pp) to the Company’s knowledge, there are no affiliations or associations between any member of the NASD and any of the Company’s officers, directors or 5% or greater securityholders;

(qq) the Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(rr) except as disclosed in the Preliminary Prospectuses and the Prospectus no transaction, stamp, capital or other issuance, registration or transfer taxes or duties are, under the laws and regulations of each of the PRC and the Cayman Islands, payable in the PRC and the Cayman Islands by or on behalf of the Underwriters to any PRC or Cayman Islands taxing authority in connection with (i) the sale and delivery of the Ordinary Shares represented by the Offered ADSs, the issuance of the Offered ADSs by the Depositary, and the delivery of the Offered ADSs to or for the accounts of the Underwriters, (ii) the initial sale and delivery by the Underwriters of the Offered ADSs to purchasers thereof, (iii) the holding or transfer of the Offered ADSs outside the Cayman Islands, (iv) the deposit of the Ordinary Shares with the Depositary and the Custodian (as defined in the Deposit Agreement) and the issuance and delivery of the Offered ADSs, or (v) the execution and delivery of this Agreement or the Deposit Agreement;

(ss) the choice of the laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC; the Company has the power to submit, and pursuant to Section 14 of this Agreement has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York Court (as defined Section 14 hereof), and the Company has the power to designate, appoint and authorize, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined in Section 14 hereof) for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Offered ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 hereof;

(tt) neither the Company nor any Subsidiary, nor any of their respective properties, assets or revenues, has any right of immunity, under Cayman Islands, PRC or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company or any Subsidiary, or any of their respective properties, assets or revenues, may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of this Agreement;

(uu) any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement, the Deposit Agreement or any Custody Agreement would be recognized and enforced by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court, and (v) the judgment is not in respect of penalties, taxes, fines or similar fiscal or revenue obligations; it is not necessary that this Agreement, the Deposit Agreement, any Preliminary Prospectus, the Prospectus, any Permitted Free Writing Prospectuses or any other document be filed or recorded with any court or other authority in the Cayman Islands or the PRC;

(vv) neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company has, directly or indirectly, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated any provision of the United States Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(ww) there are no contracts or documents that are required to be described in the Registration Statement, the F-6 Registration Statement, the Preliminary Prospectuses or the Prospectus or to be filed as an exhibit to the Registration Statement or the F-6 Registration Statement that have not been so described and filed as required;

(xx) each of the sections entitled “Management’s discussion and analysis of financial condition and results of operations” in the Preliminary Prospectuses and the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

(yy) the Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Preliminary Prospectuses and the Prospectus and have consulted with the Company’s legal advisers and independent accountants with regards to such disclosure;

(zz) the Preliminary Prospectuses and the Prospectus each fairly and accurately describe (i) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur; and (ii) neither the Company nor any Subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any Subsidiary, including, without limitation, structured finance entities and special purpose entities, or is otherwise engage in, or has any obligations under, any off-balance sheet transactions or arrangements. As used herein, the phrase “reasonably likely” refers to a disclosure threshold lower than “more likely than not”;

(aaa) the Company, each Subsidiary and the officers and directors of the Company and the Subsidiaries, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) and the corporate governance rules of the NASDAQ with which foreign private issuers listing on the NASDAQ are required to be in compliance;

(bbb) each holder of the Offered ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the Offered ADSs in a direct suit, action or proceeding against the Company;

(ccc) the statements set forth in each Preliminary Prospectus and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Receipts,” insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Taxation,” “Underwriting,” “Enforceability of civil liabilities” and “Regulation,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(ddd) other than as set forth in each Preliminary Prospectus and the Prospectus, no governmental approvals are currently required in the Cayman Islands in order for the Company to pay dividends or other distributions declared by the Company to holders of Ordinary Shares, including the Depositary and holders of ADSs, or for the conversion by the Depositary of any dividends paid in U.S. dollars or the repatriation thereof out of the Cayman Islands and no other withholding or other taxes under the laws and regulations of the Cayman Islands will be imposed in connection with the declaration and payment by the Company of dividends and other distributions in respect of shares of its capital stock;

(eee) the entering into and performance or enforcement of this Agreement in accordance with its terms will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the Cayman Islands or in the PRC, nor will the Underwriters be deemed to be resident, domiciled, carrying on business through an establishment or place in the Cayman Islands or in the PRC or in breach of any laws or regulations in the Cayman Islands or in the PRC by reason of the entering into, performance or enforcement of this Agreement;

(fff) the Company has not, either alone or with one or more persons, bid for or purchased, and will not, either alone or with one or more persons, bid for or purchase, for any account in which the Company has a beneficial interest, any Offered ADSs or Ordinary Shares or any right to purchase any Offered ADSs or Ordinary Shares during the applicable restricted period as such term is defined in Regulation M, nor has the Company made, and the Company will not make, bids or purchases for the purpose of creating actual or apparent active trading in, or of raising the price of, the Offered ADSs or Ordinary Shares which is designed to cause or result in, or which has constituted, or which might reasonably be expected to cause or result in, manipulation of the price of any security of the Company;

(ggg) except for payments provided in this Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Offered ADSs;

(hhh) except as disclosed in each Preliminary Prospectus and the Prospectus, under current laws and regulations of the Cayman Islands, all dividends and other distributions declared and payable on the Ordinary Shares represented by the Offered ADSs may be paid by the Company to the holder thereof in United States dollars and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands will not be subject to income, withholding or other taxes under current laws and regulations of the Cayman Islands or any taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any taxing authority thereof or therein, without the necessity of obtaining any governmental authorization in the Cayman Islands or any taxing authority thereof or therein; and

(iii) except as disclosed in each Preliminary Prospectus and the Prospectus, none of the members of the Company’s board of directors or management own, directly or indirectly, any shares of capital stock of, or equity interest in, or any rights, warrants or options to acquire, or instruments or securities convertible into or exchangeable for, any shares of capital stock of, or direct interests in, the Company or YDME.

In addition, any certificate signed by any officer of the Company or YDME and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by the Company or YDME, as the case may be, as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Selling Shareholders.

(a) Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters and the Company that:

(i) such Selling Shareholder has, and at the time of purchase, and at each additional time of purchase, if any, at which the Underwriters purchase any Additional ADSs from such Selling Shareholder, will have, good and valid title to the Ordinary Shares underlying the Offered ADSs to be sold by such Selling Shareholder pursuant hereto, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title other than pursuant to this Agreement, and upon delivery of and payment for such Offered ADSs in accordance herewith, the Underwriters will acquire valid and marketable title to such Offered ADSs free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title; such Selling Shareholder has full right, power and authority to transfer and deliver such underlying Ordinary Shares for deposit with the Custodian, in accordance with the Deposit Agreement, against the issuance of such Offered ADSs to be delivered to the Underwriters pursuant hereto by such Selling Shareholder at the time of purchase and, if applicable, each additional time of purchase, and such Selling Shareholder has full right, power and authority to sell and deliver the same to the Underwriters in accordance herewith;

(ii) such Selling Shareholder has duly authorized, executed and delivered, in the form heretofore furnished to the Underwriters, a Power of Attorney appointing the Representatives of the Selling Shareholders as attorneys-in-fact for such Selling Shareholder, a letter of transmittal and a Custody Agreement (the “Custody Agreement”) between such Selling Shareholder and the Company, as custodian (the “Selling Shareholder Custodian”); each of such Power of Attorney and Custody Agreement constitutes a valid and binding agreement on the part of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles; the performance of such Selling Shareholder’s obligations under such Power of Attorney and Custody Agreement and this Agreement and the consummation of the transactions contemplated thereby and hereby will not (A) result in a breach or violation of any of the terms and provisions of or constitute a default under (i) the charter documents of such Selling Shareholder, (ii) any bond, debenture, note or other evidence of indebtedness that is material to such Selling Shareholder, or (iii) any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound and, in each case, that is material to such Selling Shareholder, or (B) result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder, except, with respect to clause (A)(ii) and (A)(iii), any such breach, violation or default as would not, individually or in the aggregate, prevent or materially interfere with consummation of the transactions contemplated hereby or encumber or otherwise adversely affect the prospective rights of the Underwriters, and subsequent transferees, in and to the Offered ADSs to be sold by such Selling Shareholder pursuant hereto; and each of the Representatives of the Selling Shareholders, acting alone, is authorized to execute and deliver this Agreement and any other document necessary or desirable in connection with the transaction contemplated thereby, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 1 hereof, to authorize the delivery, pursuant hereto, of the Offered ADSs to be sold by such Selling Shareholder pursuant hereto and to duly endorse (in blank or otherwise) the certificate or certificates representing the Ordinary Shares represented by such Offered ADSs or a stock power or powers with respect thereto and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement within the scope set forth in the Power of Attorney to which such Selling Shareholder is a party;

(iii) all consents, approvals, authorizations and orders (including, without limitation, any required approval by the shareholders of such Selling Shareholder) required for the execution, delivery and performance by such Selling Shareholder of this Agreement, the Power of Attorney and Custody Agreement to which such Selling Shareholder is a party (other than, (A) at the time of the execution hereof, if the Registration Statement or a post-effective amendment to the F-6 Registration Statement have not yet been declared effective by the Commission, the issuance of the order of the Commission declaring the Registration Statement or such post-effective amendment to the F-6 Registration Statement effective, (B) such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws or (C) any consents or approvals as may be required pursuant to the Conduct Rules of the NASD) have been obtained and are in full force and effect; and such Selling Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and the Power of Attorney and Custody Agreement to which such Selling Shareholder is a party, and to sell, assign, transfer and deliver such Offered ADSs, and the Ordinary Shares represented thereby, in the manner provided by this Agreement;

(iv) certificates for all Ordinary Shares to be sold by such Selling Shareholder in the form of ADSs under this Agreement, together with a share transfer form duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Selling Shareholder Custodian for the purpose of effecting delivery hereunder;

(v) this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder;

(vi) such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Offered ADSs to facilitate the sale or resale of the Offered ADSs;

(vii) prior to the execution of this Agreement, such Selling Shareholder has not, directly or indirectly, offered or sold any Offered ADSs or underlying Ordinary Shares by means of any “prospectus” (within the meaning of the Act), and has not used any “prospectus” (within the meaning of the Act) in connection with the offer or sale contemplated hereby of the Offered ADSs or the underlying Ordinary Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any;

(viii) such Selling Shareholder does not have any, or has waived, prior to the date hereof, or hereby waives, all, preemptive rights, co-sale rights or rights of first refusal or other similar rights to purchase any of the Offered ADSs; such Selling Shareholder does not have any, or has waived, prior to the date hereof, or hereby waives, all registration rights or other similar rights to participate in the offering and sale of the Offered ADSs contemplated hereby, other than such rights of participation as have been satisfied by the participation of such Selling Shareholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement;

(ix) the sale by such Selling Shareholder of the Offered ADSs to be sold by such Selling Shareholder pursuant hereto, and the deposit of the underlying Ordinary Shares with the Custodian pursuant hereto and to the Custody Agreement, is not prompted by any material or adverse information concerning the Company or any of its Subsidiaries which is not set forth in each Preliminary Prospectus and the Prospectus;

(x) except for payments provided in this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the Offered ADSs to be sold by such Selling Shareholder pursuant hereto; and

(xi) at the time of purchase and, if applicable, each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Offered ADSs and underlying Ordinary Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Shareholder, and all laws imposing such taxes will be fully complied with.

(b) Each of GE International, Golden Meditech, Asset Managers, Neon Ltd., Neon Greater China and Neon LP, severally and not jointly, represents and warrants to and agrees with each of the Underwriters and the Company that the Selling Shareholder Information (as defined below) of such Selling Shareholder contained in the Registration Statement, did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will the Selling Shareholder Information of such Selling Shareholder contained in any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will the Selling Shareholder Information of such Selling Shareholder contained in any Disclosure Package, when considered as a whole, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs contemplated hereby did or will the Selling Shareholder Information of such Selling Shareholder contained in the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will the Selling Shareholder Information of such Selling Shareholder contained in any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as used herein, “Selling Shareholder Information” means:

(i) with respect to Asset Managers,

(1) the information in the row titled “Asset Managers (China) Fund Co., Ltd.” of the table under the caption “Principal and selling shareholders,” and the accompanying footnote, in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(2) the information regarding the registration rights of Asset Managers set forth under the captions “Risk factors—Substantial future sales of our ADSs in the public market, or the perception that such sales might occur, could cause the price of our ADSs to decline” and “Related party transactions—Registration rights” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(3) the statements regarding the purchase by Asset Managers from Green Wall Development Ltd. of an exchangeable note, the description of such note and the exchange thereof into Ordinary Shares, and Asset Managers’ ownership of Ordinary Shares set forth in the second paragraph under the caption “Description of share capital—History of share issuances” in the Registration Statement, each Preliminary Prospectus and the Prospectus; and

(4) the description of the lock-up arrangements to which Asset Managers is subject as set forth under the caption “Shares eligible for future sale—Lock-up agreements” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(ii) with respect to each of Neon Ltd., Neon Greater China and Neon LP (collectively, the “Neon Group”),

(1) the information in the row titled “Certain investment funds managed by Neon Liberty Capital Management LLC” of the table under the caption “Principal and selling shareholders,” and the accompanying footnote, in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(2) the information regarding the registration rights of the Neon Group set forth under the captions “Risk factors—Substantial future sales of our ADSs in the public market, or the perception that such sales might occur, could cause the price of our ADSs to decline” and “Related party transactions—Registration rights” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(3) the statements regarding the purchase by the Neon Group from Green Wall Development Ltd. of an exchangeable note, the description of such note and the exchange thereof into Ordinary Shares, and the Neon Group’s ownership of Ordinary Shares set forth in the second paragraph under the caption “Description of share capital—History of share issuances” in the Registration Statement, each Preliminary Prospectus and the Prospectus; and

(4) the description of the lock-up arrangements to which the Neon Group is subject as set forth under the caption “Shares eligible for future sale—Lock-up agreements” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(iii) with respect to GE International,

(1) the statements in the second sentence of, and the bullet points and paragraph immediately following, the second paragraph under the caption “Risk factors—We are controlled by a small number of shareholders and their affiliated entities, and their interests may not be aligned with the interests of our other shareholders” in the Registration Statement, each Preliminary Prospectus and the Prospectus, and the corresponding statements under the caption “Related party transactions—Shareholders’ agreements” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(2) the information in the row titled “GE International Operations Company, Inc.” of the table under the caption “Principal and selling shareholders” (excluding the information under the columns titled “Ordinary shares beneficially owned prior to this offering—%” and “Ordinary shares being sold in this offering”), and the accompanying footnote, in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(3) the statements under the captions “Related party transactions—Private placements” in the Registration Statement, each Preliminary Prospectus and the Prospectus that (i) YDME issued 10,065,000 ordinary shares to GE International at a cash purchase price of US$0.296 per share and (ii) as part of the Company’s reorganization, GE International subscribed for 39,980,000 Ordinary Shares in exchange for its ownership interests in YDME;

(4) the first and second sentences of the first paragraph under the caption “Related party transactions—Transactions with GE” in the Registration Statement, each Preliminary Prospectus and the Prospectus, excluding the information relating to the percentage of the Company’s revenues for which the sales to GE International described therein accounted;

(5) the second and third paragraphs under the caption “Related party transactions—Transactions with GE” in the Registration Statement, each Preliminary Prospectus and the Prospectus, excluding the information relating to the repair service income of the Company;

(6) the statements under the caption “Description of share capital—History of share issuances” in the Registration Statement, each Preliminary Prospectus and the Prospectus that (i) in March 2003, YDME issued 10,065,000 ordinary shares to GE International and (ii) as part of the Company’s reorganization, GE International subscribed for 39,980,000 Ordinary Shares in exchange for its ownership interests in YDME;

(7) the statement under the caption “Notes to the consolidated financial statements—(1) Reorganization and principal activities” in the Registration Statement, each Preliminary Prospectus and the Prospectus that as a result of the Company’s reorganization, GE China Co., Ltd subscribed for and was issued 39,980,000 Ordinary Shares which are held in trust by GE International;

(8) the statement under the caption “Notes to the consolidated financial statements—(13) Shareholders’ equity” in the Registration Statement, each Preliminary Prospectus and the Prospectus that (i) as part of the Company’s reorganization, GE China Co., Ltd subscribed for and was issued 39,980,000 Ordinary Shares in exchange for its outstanding ownership interests in YDME, (ii) such Ordinary Shares are held in trust by GE International, and (iii) in March 2003, YDME issued 10,065,000 ordinary shares to GE International at a price of RMB2.45 per share;

(9) the second, third and seventh paragraphs under the caption “Notes to the consolidated financial statements—(14) Shareholders’ agreements” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(10) footnotes (b) and (c) under the caption “Notes to the consolidated financial statements—(22) Related party transactions” in the Registration Statement, each Preliminary Prospectus and the Prospectus;;

(11) the statement under the caption “Notes to the unaudited condensed consolidated financial statements—(1) Reorganization and principal activities” in the Registration Statement, each Preliminary Prospectus and the Prospectus that as a result of the Company’s reorganization, GE China Co., Ltd subscribed for and was issued 39,980,000 Ordinary Shares;

(12) the fourth paragraph under the caption “Notes to the unaudited condensed consolidated financial statements—(8) Shareholders’ agreement” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(13) footnote (c) under the caption “Notes to the unaudited condensed consolidated financial statements—(11) Related party transactions” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(iv) with respect to Golden Meditech,

(1) the information in the row titled “Golden Meditech (BVI) Company Ltd.” of the table under the caption “Principal and selling shareholders,” and the accompanying footnote, in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(2) the information regarding the shareholders agreement among the Company, Chengxuan, Golden Meditech and GE International set forth under the caption “Risk factors—We are controlled by a small number of shareholders and their affiliated entities, and their interests may not be aligned with the interests of our other shareholders” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(3) the information regarding the registration rights of Golden Meditech set forth under the caption “Risk factors—Substantial future sales of our ADSs in the public market, or the perception that such sales might occur, could cause the price of our ADSs to decline” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(4) the statements regarding the private placement to Golden Meditech, Golden Meditech’s subscription for Ordinary Shares and Golden Meditech’s ownership interest in YDME and the Company set forth under the caption “Related party transactions—Private placements” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(5) the statements regarding Golden Meditech’s right to designate directors of the Company, Golden Meditech’s percentage ownership of the equity interests of YDME, Golden Meditech’s entering into, with the Company, GE International and Chengxuan, an equity transfer agreement and shareholders’ agreements, and the description of such shareholders’ agreements, in each case under the caption “Related party transactions—Shareholders’ agreements,” “Notes to the consolidated financial statements—(14) Shareholders’ agreements” and “Notes to the unaudited condensed consolidated financial statements—(8) Shareholders’ agreement” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(6) the first and last sentences under the caption “Related party transactions—Registration rights” in the Registration Statement, each Preliminary Prospectus and the Prospectus;

(7) the statements regarding Golden Meditech’s purchase of, and ownership interests in YDME, and Golden Meditech’s purchase of Ordinary Shares, under the caption “Description of share capital—History of share issuances” in the Registration Statement, each Preliminary Prospectus and the Prospectus; and

(8) the statements regarding Golden Meditech’s purchase of Ordinary Shares under the caption “Notes to the consolidated financial statements—(1) Reorganization and principal activities,” “—(13) Shareholders’ equity” and “Notes to the unaudited condensed consolidated financial statements—(1) Reorganization and principal activities” in the Registration Statement, each Preliminary Prospectus and the Prospectus.

(c) Each of Chengxuan, Golden Meditech, Asset Managers, Neon Ltd. and Neon Greater China, severally and not jointly, represents and warrants to and agrees with each of the Underwriters and the Company that:

(i) no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are or will be payable by or on behalf of the Underwriters, or otherwise imposed on any payments made to the Underwriters, in each case under the laws and regulations of the jurisdiction of residence or of organization of such Selling Shareholder and in connection with: (i) the deposit of Ordinary Shares by such Selling Shareholder with the Depositary against the issuance of the Offered ADSs to be sold by such Selling Shareholder pursuant hereto, (ii) the sale and delivery on behalf of such Selling Shareholder of such Offered ADSs to or for the respective accounts of the Underwriters pursuant to the terms of this Agreement, or (iii) any other transaction or payment by such Selling Shareholder contemplated by this Agreement;

(ii) neither such Selling Shareholder, nor any of its properties, assets or revenues, has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Custody Agreement to which such Selling Shareholder is a party or the Power of Attorney to which such Selling Shareholder is a party, and if such Selling Shareholder shall hereafter become entitled to any such right of immunity, such Selling Shareholder will waive and hereby waives such right to the extent permitted by law; and

(iii) any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against such Selling Shareholder based upon this Agreement, the Deposit Agreement, the Custody Agreement to which such Selling Shareholder is a party or the Power of Attorney to which such Selling Shareholder is a party would be recognized and enforced by the courts of the jurisdiction of residence or of organization of such Selling Shareholder without re-examining the merits of the case.

(d) Golden Meditech represents and warrants to and agrees with each of the Underwriters that it has no reason to believe that (i) the Registration Statement on Form F-1, as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any Preliminary Prospectus or the Prospectus, as of its date or as of the date hereof or the time of purchase, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) any Preliminary Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, as of the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) any Permitted Free Writing Prospectus, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Chengxuan represents and warrants to and agrees with each of the Underwriters that: the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs contemplated hereby did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Chengxuan makes no warranty or representation with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;

In addition, any certificate signed by any Selling Shareholder (or, with respect to any Selling Shareholder that is not an individual, any officer of such Selling Shareholder or of any of such Selling Shareholder’s subsidiaries) or by any Representative of the Selling Shareholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

5. Certain Covenants of the Company. The Company hereby agrees:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Offered ADSs for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Offered ADSs; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Offered ADSs); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule) a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Offered ADSs contemplated hereby, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Offered ADSs may be sold, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

(d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the F-6 Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the F-6 Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or the F-6 Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, the F-6 Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(e) subject to Section 5(d) hereof, to file promptly all reports and any definitive report, statement and other document required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (whether physically or through compliance with Rule 172 under the Act or any similar rule) is required in connection with the offering or sale of the Offered ADSs contemplated hereby; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

(f) if the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(g) to advise you promptly of the happening of any event within the time during which a prospectus relating to the Offered ADSs is required to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) under the Act in connection with the offering or sale of the Offered ADSs contemplated hereby which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than June 14, 2007;

(i) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders’ equity and cash flow of the Company and YDME for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

(j) to furnish to you two copies of the Registration Statement and the F-6 Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and YDME which have been read by the Company’s independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(r) hereof;

(l) the Company will not, and will cause the Subsidiaries not to, use, lend, contribute or otherwise make available the proceeds from the sale of any Ordinary Shares or ADSs, directly or indirectly, for any purpose or activity that would violate or cause the Underwriters or any purchaser of the Ordinary Shares or ADSs, by virtue of their purchasing or holding any Ordinary Shares or ADSs, to be in violation of the Trading With the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any of the foreign assets control regulations of the United States Treasury

Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or in connection with business, operations or contracts with the Governments or with any person or entity of the Balkans, Burma (Myanmar), Cuba, Iraq, Iran, Libya, Liberia, North Korea, Sudan, Zimbabwe or any person or entity that is subject to sanctions under any program administered by the Office of Foreign Assets Control of the United States Treasury Department;

(m) to pay or reimburse the relevant parties, as the case may be, for all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Offered ADSs including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Offered ADSs to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, the Custody Agreements, the Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Offered ADSs for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Offered ADSs on any securities exchange or qualification of the Offered ADSs for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Offered ADSs by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters, (vii) the fees and disbursements of any transfer agent or registrar for the Offered ADSs, (viii) the costs and expenses relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Offered ADSs to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, all travel, lodging and other expenses (including those incurred by the Underwriters), and the cost of any aircraft chartered in connection with the road show, (ix) the fees and disbursements of KPMG (including fees and disbursements relating to the preparation and audit of the financial statements included in the Registration Statement, the Preliminary Prospectuses and the Prospectus and the provision of the comfort letters to be given to the Underwriters pursuant to this Agreement) and other professional advisers of the Company, and (x) the performance of the Company’s other obligations hereunder;

(n) not to, and not to announce its intention to, directly or indirectly, (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) or cause to be declared effective a registration statement under the Act relating to, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the Exchange Act or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of (each such action, a “Disposition”), any Ordinary Shares or ADSs or securities convertible into or exchangeable or exercisable for Ordinary Shares or warrants or other rights to purchase Ordinary Shares or ADSs or any other securities of the Company that are substantially similar to Ordinary Shares or ADSs (collectively, the “Securities”) whether any such Disposition is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise, for a period of 90 days after the date hereof (the “Lock-Up Period”), in each case, without the prior written consent of the Book-Runners, except for (i) the registration of the Offered ADSs and the sales to the Underwriters pursuant to this Agreement, (ii) the issuance of Ordinary Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement, each Preliminary Prospectus and the Prospectus, and (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to the Company’s stock option plan as described in the Registration Statement, each Preliminary Prospectus and the Prospectus; the foregoing is expressly agreed to preclude the Company from engaging in any hedging or other transaction which is designed or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, without the prior written consent of the Book-Runners, even if such Securities would be disposed of by a person other than the Company (it being understood that such prohibited hedging or other transactions include without limitation, any short sale or purchase, sale or grant of any right (including any put or call option) with respect to any Securities or with respect to any security (other than a broad based market basket or index) that includes, relates to or derives any significant part of its value from the Securities;

(o) to use its best efforts to effect and maintain the quotation of the Offered ADSs on the NASDAQ and to file with the NASDAQ all documents and notices required of non-U.S. companies that are quoted on the NASDAQ;

(p) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares;

(q) if the Offered ADSs are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, in addition to paying the amounts described in Section 5(m) and 15 hereof, to reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel;

(r) to file with the NASD, the NASDAQ, the Commission and any other governmental or regulatory agency, authority or instrumentality in the Cayman Islands, the United States, the PRC, as may be required, such reports, documents, agreements and other information which the Company may from time to time be required to file, including those relating to the implementation and payment of dividends or other distributions on the Offered ADSs;

(s) not to become, an “investment company” as defined in the Investment Company Act;

(t) not to (and to use its best efforts to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company;

(u) (i) not to attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the Offered ADSs, to use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (iii) to use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes;

(v) to comply with the terms of the Deposit Agreement, including without limitation, the covenants set forth in the Deposit Agreement, and to comply with the terms of the Custody Agreement;

(w) to indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement; to make all payments to be made by the Company hereunder without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges, in which event, to pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made;

(x) upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the “License”); provided, however, that the License is granted without any fee and may not be assigned or transferred to any person other than affiliates of such Underwriter;

(y) to comply with the Sarbanes-Oxley Act, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with the Sarbanes-Oxley Act;

(z) to file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(aa) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Offered ADSs or underlying Ordinary Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs or the underlying Ordinary Shares, in each case other than the Prospectus; for purposes of this Section 5(aa), the use or distribution, solely by any or all of the Underwriters, of a “prospectus” (within the meaning of the Act) other than the Prospectus shall not be deemed to constitute an offer or sale by means of, or the use of, such prospectus by the Company; and

(bb) to comply with Rule 433(d)(1)(i) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act.

6. Certain Covenants of the Selling Shareholders. Each Selling Shareholder hereby agrees that:

(a) such Selling Shareholder will pay all expenses, fees and taxes incident to the performance of such Selling Shareholder’s obligations under this Agreement and the Custody Agreement and Power of Attorney to which such Selling Shareholder is a party, and the offering and sale of the Offered ADSs to be sold by such Selling Shareholder pursuant hereto, including (i) any stamp duty, capital duty or stock transfer taxes payable upon the sale, issuance or delivery of such Offered ADSs to the Underwriters, (ii) the fees and disbursements of its own counsel and accountants and (iii) the fees and expenses of the Depositary and the Selling Shareholder Custodian in connection with such Offered ADSs in such proportion as the number of such Offered ADSs bears to the aggregate number of Offered ADSs to be sold by all Selling Shareholders pursuant hereto; such Selling Shareholder will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of such Offered ADSs, and the execution and delivery of this Agreement; all payments to be made by such Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever, unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges, in which event such Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received by the Underwriters after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made;

(b) at or prior to the time of purchase and any additional time of purchase, as applicable, such Selling Shareholder shall deposit, or cause to be deposited on its behalf, Ordinary Shares to be represented by the Offered ADSs to be sold by such Selling Shareholder pursuant hereto at such time of purchase or additional time of purchase, as the case may be, with the Depositary or its nominee in accordance with the provisions of the Deposit Agreement, and otherwise to cause such Offered ADSs to be issued by the Depositary and delivered to the Underwriters at such time of purchase or additional time of purchase, as the case may be;

(c) such Selling Shareholder shall advise the Book-Runners promptly of the happening of any event that becomes known to such Selling Shareholder and occurs within the time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs contemplated hereby which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

(d) such Selling Shareholder will not, at any time at or after the execution of this Agreement, directly or indirectly offer or sell any Offered ADSs or underlying Ordinary Shares by means of any “prospectus” (within the meaning of the Act), and will not, at any time at or after the execution of this Agreement, directly or indirectly use any “prospectus” (within the meaning of the Act) in connection with the offer or sale contemplated hereby of the Offered ADSs or the underlying Ordinary Shares, in each case other than the Prospectus; for purposes of this Section 6(d), the use or distribution, solely by any or all of the Underwriters, of a “prospectus” (within the meaning of the Act) other than the Prospectus shall not be deemed to constitute an offer or sale by means of, or the use of, such prospectus by any Selling Shareholder;

(e) such Selling Shareholder will execute and deliver to the Underwriters a Lock-Up Agreement;

(f) without the prior written consent of the Book-Runners, such Selling Shareholder will not, during the Lock-Up Period, make any demand for, or exercise any right with respect to, the registration of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase Ordinary Shares; and

(g) in order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to the Underwriters prior to or at the time of purchase a properly completed and executed United States Treasury W-8BEN or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

7. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Shareholder on the date hereof, at the time of purchase and at each additional time of purchase, if any, the performance by the Company and each Selling Shareholder of each of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you at the time of purchase and at each additional time of purchase, if any, an opinion and a letter of Shearman & Sterling LLP, U.S. counsel for the Company, each to be addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to the Book-Runners, in the forms set forth in Schedule F and Schedule G, respectively, attached hereto.

(b) The Company shall furnish to you at the time of purchase and at each additional time of purchase, if any, an opinion of Walkers, Cayman Islands counsel for the Company, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule H attached hereto.

(c) The Company shall furnish to you at the time of purchase and at each additional time of purchase, if any, an opinion of Fangda Partners, PRC counsel for the Company, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule I attached hereto.

(d) Chengxuan shall furnish to you at the time of purchase and each additional time of purchase, if any, an opinion of Shearman & Sterling LLP, U.S. counsel for Chengxuan, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule J attached hereto.

(e) Each of Neon Ltd., Neon Greater China and Neon LP shall furnish to you at the time of purchase and each additional time of purchase, if any, an opinion of Akin Gump Strauss Hauer & Feld LLP, U.S. counsel for Neon Ltd., Neon Greater China and Neon LP, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule K attached hereto.

(f) GE International shall furnish to you at the time of purchase an opinion of Allen & Overy LLP, U.S. counsel for GE International, addressed to the Underwriters, and dated the time of purchase, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule L attached hereto.

(g) Golden Meditech shall furnish to you at the time of purchase an opinion of Jones Day, U.S. counsel for Golden Meditech, addressed to the Underwriters, and dated the time of purchase, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule M attached hereto.

(h) Golden Meditech shall furnish to you at the time of purchase an opinion of Deacons, counsel for Golden Meditech, addressed to the Underwriters, and dated the time of purchase, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule N attached hereto.

(i) Chengxuan shall furnish to you at the time of purchase and at each additional time of purchase an opinion of Walkers, British Virgin Islands counsel for Chengxuan, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule O attached hereto.

(j) Golden Meditech shall furnish to you at the time of purchase an opinion of Walkers, British Virgin Islands counsel for Golden Meditech, addressed to the Underwriters, and dated the time of purchase, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule O attached hereto.

(k) Neon Ltd. shall furnish to you at the time of purchase and at each additional time of purchase, if any, an opinion of Walkers, Cayman Islands counsel for Neon Ltd., addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule P attached hereto.

(l) Neon Greater China shall furnish to you at the time of purchase and each additional time of purchase, if any, an opinion of Walkers, Cayman Islands counsel for Neon Greater China, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule P attached hereto.

(m) Asset Managers shall furnish to you at the time of purchase and each additional time of purchase, if any, an opinion of Walkers, Cayman Islands counsel for Asset Managers, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule P attached hereto.

(n) Asset Managers shall furnish to you at the time of purchase and, if applicable, each additional time of purchase, an opinion of Preston Gates & Ellis LLP, counsel for Asset Managers, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule Q attached hereto.

(o) You shall have received at the time of purchase and, if applicable, at each additional time of purchase, the favorable opinion of Dewey Ballantine LLP, United States counsel for the Underwriters, dated the time of purchase or such additional time of purchase, as the case may be, covering such matters as the Underwriters may require and in form satisfactory to the Book-Runners, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(p) You shall have received at the time of purchase and, if applicable, at each additional time of purchase, the favorable opinion of Jingtian & Gongcheng, PRC counsel for the Underwriters, dated the time of purchase or such additional time of purchase, as the case may be, covering such matters as the Book-Runners may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(q) You shall have received at the time of purchase and, if applicable, at each additional time of purchase, the favorable opinion of Patterson, Belknap, Webb & Tyler LLP, United States counsel for the Depositary, dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Book-Runners, in the form set forth in Schedule R attached hereto.

(r) You shall have received from KPMG letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, each additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms satisfactory to the Book-Runners, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(s) No Prospectus or amendment or supplement to the Registration Statement, the F-6 Registration Statement or the Prospectus shall have been filed to which you object in writing.

(t) The Registration Statement and the F-6 Registration Statement shall become effective not later than 5:30 P.M. New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Offered ADSs shall have been filed and become effective no later than 10:00 p.m., New York City time, on the date of this Agreement.

(u) Prior to the time of purchase, and each additional time of purchase, if any, (i) no stop order with respect to the effectiveness of the Registration Statement or F-6 Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement, the F-6 Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, when considered as a whole, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(v) The Company will, at the time of purchase and at each additional time of purchase, if any, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated as of the time of purchase or such additional time of purchase, as applicable, in the form set forth in Schedule S attached hereto.

(w) You shall have received signed Lock-up Agreements referred to in Section 3(w) hereof.

(x) The Offered ADSs shall have been approved for quotation on the NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

(y) The Company and the Depositary shall have executed and delivered the Deposit Agreement, in form and substance satisfactory to the Book-Runners, and the Deposit Agreement shall be in full force and effect.

(z) The Depositary shall have delivered to the Company (i) a letter confirming the furnishing of certain information about the Depositary for inclusion in the Registration Statement and the F-6 Registration Statement, and (ii) at the time of purchase and each additional time of purchase, as applicable, certificates satisfactory to the Underwriters evidencing the deposit with the Depositary or its nominee of the Ordinary Shares being so deposited against issuance of the Offered ADSs to be delivered pursuant hereto at such time of purchase or additional time of purchase, as applicable.

(aa) At or prior to the time of purchase and each additional time of purchase, if applicable, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(bb) The Company shall have complied with the provisions of Section 5(b) hereof with respect to the furnishing of prospectuses to the Underwriters.

(cc) Each Selling Shareholder shall have delivered to you a duly executed Power of Attorney and a duly executed Custody Agreement, in each case in form and substance satisfactory to the Book-Runners.

(dd) Each Selling Shareholder shall have executed and delivered to the Underwriters a duly completed United States Treasury Department Form W-8BEN or W-9, as required, or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof, on or before the time of purchase and each additional time of purchase, if any.

(ee) Each Selling Shareholder will, at the time of purchase and each additional time of purchase, if any, deliver to you a certificate signed by a Representative of the Selling Shareholders, dated the time of purchase and such additional time of purchase, as applicable, in the form set forth in Schedule T attached hereto.

8. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Book-Runners, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Book-Runners, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Book-Runners, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If the Book-Runners elects to terminate this Agreement as provided in this Section 8, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Offered ADSs as contemplated by this Agreement is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Shareholder, as the case may be, shall be unable to comply with any of the terms of this Agreement or the Deposit Agreement, as applicable, the Company and the Selling Shareholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(m), 6(a), 5(w), 5(q), 10 and 15 hereof), and the Underwriters shall be under no obligation or liability to the Company or any Selling Shareholder under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder; provided that the Company shall, upon the occurrence of any failure to complete the sale of the Offered ADSs, promptly (and, in any event, no later than 30 days) reimburse the Underwriters for all of the their travel expenses (including roadshow travel and accommodation expenses, if any) and other out of pocket expenses (including without limitation, printing, postage and telecommunication costs) incurred by the Underwriters in connection with the proposed offering and sale of the Offered ADSs, as well as fees and disbursements of international and PRC counsel to the Underwriters; provided further that the amount payable by the Company pursuant to this paragraph with respect to the fees and disbursements of international and PRC counsel to the Underwriters shall not exceed US$200,000.

9. Increase in Underwriters’ Commitments. Subject to Sections 7 and 8 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm ADSs to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm ADSs which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm ADSs, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm ADSs they are obligated to purchase pursuant to Section 1 hereof) the number of Firm ADSs agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm ADSs shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm ADSs shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm ADSs set opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, each Firm ADS Selling Shareholder agrees with the non-defaulting Underwriters that it will not sell any Firm ADSs hereunder unless all of the Firm ADSs are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

If the aggregate number of Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm ADSs which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or any Selling Shareholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or any Selling Shareholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10. Indemnity and Contribution.

(a) Each of the Company and Chengxuan, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, including the F-6 Registration Statement (or in any Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing made by the Company), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which issuer information is, or is required to be, filed with the Commission, or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b) Each of GE International, Golden Meditech, Asset Managers, Neon Ltd., Neon Greater China and Neon LP, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Selling Shareholder Information of such Selling Shareholder contained in any Registration Statement, including the F-6 Registration Statement (or in any Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in the Selling Shareholder Information of such Selling Shareholder contained in any Prospectus, in any Permitted Free Writing Prospectus or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Golden Meditech agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, including the F-6 Registration Statement (or in any Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; provided, however, that in no event shall Golden Meditech be liable pursuant to this Section 10(c) to the extent Golden Meditech was not aware of such untrue statement or omission.

(d) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, each Selling Shareholder and each of their respective directors and officers, and each person who controls the Company or such Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Shareholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, any Registration Statement, including the F-6 Registration Statement (or in any Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(e) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, a Selling Shareholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b), (c) or (d) of this Section 10, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling Shareholder, by such Selling Shareholder or by a Representative of the Selling Shareholders) in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is a Selling Shareholder, the written consent of such Selling Shareholder or of a Representative of the Selling Shareholders) but, if settled with its written consent (or, in the case such indemnifying party is a Selling Shareholder, the written consent of such Selling Shareholder or of a Representative of the Selling Shareholders), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Shareholder, requested such Selling Shareholder or any Representative of the Selling Shareholders) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 10(e), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Shareholder, receipt by such Selling Shareholder or by any Representative of the Selling Shareholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling Shareholder, given such Selling Shareholder or any Representative of the Selling Shareholders) at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Shareholder, the prior written consent of such Selling Shareholder or of any Representative of the Selling Shareholders), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(f) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a), (b), (c) or (d) of this Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Offered ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Offered ADSs. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(g) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (f) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered ADSs underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

(h) The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or any Selling Shareholder, or any of their respective directors or officers, or any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Offered ADSs. The Company, each Selling Shareholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or any Selling Shareholder, against any of the its respective officers or directors, as the case may be, in connection with the issuance and sale of the Offered ADSs, or in connection with the Registration Statement, the F-6 Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any.

(i) Notwithstanding anything herein to the contrary, in no event shall the liability of any Selling Shareholder to provide indemnity or contribution pursuant to this Section 10 exceed an amount equal to the aggregate initial public offering price of the Offered ADSs actually sold by such Selling Shareholder to the Underwriters pursuant hereto and for which Offered ADSs the Underwriters have made payment in accordance with Section 2 hereof.

11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS AG at 52/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, Attention: Syndicate Department and to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010-3629, Attention LCD-IBD, and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at No. 24 Yong Chang North Road, Beijing Economic-Technological Development Area, Beijing 100176, China, Attention: the Chief Executive Officer, and if to any Selling Shareholder, shall be sufficient in all respects if delivered or sent to any Representative of the Selling Shareholders at the offices of the Company at No. 24 Yong Chang North Road, Beijing Economic-Technological Development Area, Beijing 100176, China, Attention: Mr. Xiaodong Wu and Mr. Takyung (Sam) Tsang, with, in the case of Golden Meditech, a copy sent to Suite A, 36/F Bank of China Towers, 1 Garden Road Central, Hong Kong, Attention: Company Secretary.

12. Information Furnished by the Underwriters. The statements set forth in the thirteenth, fourteenth, fifteenth and sixteenth paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 10 hereof.

13. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or the United States District Court for the Southern District of New York (each, a “New York Court”), which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Shareholders each consent to the jurisdiction of such New York Courts and personal service with respect thereto. The Company and the Selling Shareholders each hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS or any indemnified party. Each of UBS, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and each Selling Shareholder (on its behalf and, if such Selling Shareholder is not an individual, on behalf of its shareholders and affiliates, to the extent permitted by applicable law) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Shareholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Shareholders and may be enforced in any other courts to the jurisdiction of which the Company or the Selling Shareholders are or may be subject, by suit upon such judgment. The Company and the Selling Shareholders each hereby appoint, without power of revocation, CT Corporation System (the “Authorized Agent”) at 111 Eighth Avenue, New York, New York 10011, as their agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

15. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Selling Shareholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (a) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (b) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars. Notwithstanding anything herein to the contrary, this Section 15 shall not apply to GE International.

16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholders and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

18. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company, the Selling Shareholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s, any Selling Shareholder’s and any of the Underwriters’ respective businesses and/or assets.

19. No Fiduciary Relationship. The Company and the Selling Shareholders each acknowledge and agree that each of the Underwriters is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Shareholders with respect to the offering and sale of the Offered ADSs contemplated hereby (including in connection with determining the terms of such offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, any Selling Shareholder or any other person. Additionally, none of the Underwriters is advising the Company, any Selling Shareholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering and sale of the Offered ADSs or the process leading thereto (irrespective of whether such Underwriter has advised or is advising the Company or any Selling Shareholder on other matters). The Company and the Selling Shareholders each have consulted with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company, any Selling Shareholder or any other person with respect thereto. Any review by the Underwriters of the Company or the Selling Shareholders, the transactions contemplated hereby or other matters relating to such transactions has been and shall be performed solely for the benefit of the Underwriters and not on behalf of or for the benefit of the Company or any Selling Shareholder.

20. Miscellaneous. The Book-Runners will notify the Company of the date when the distribution of the Offered ADSs is complete.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Shareholders and the Underwriters, severally.

Very truly yours,

CHINA MEDICAL TECHNOLOGIES, INC.

By:
Name:
Title:

GENERAL ELECTRIC INTERNATIONAL OPERATIONS COMPANY, INC.
GOLDEN MEDITECH (BVI) COMPANY LTD.
ASSET MANAGERS (CHINA) FUND CO., LTD.
NEON LIBERTY EMERGING MARKETS FUND LTD.
NEON LIBERTY EMERGING GREATER CHINA FUND LTD.
NEON LIBERTY EMERGING MARKETS FUND LP
CHENGXUAN INTERNATIONAL LTD. (BVI)

By:
Name:
Title:	Attorney in Fact

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A to this Agreement

UBS AG
CREDIT SUISSE SECURITIES (USA) LLC
CIBC WORLD MARKETS CORP.

By:

UBS AG

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm ADSs
UBS AG
Credit Suisse Securities (USA) LLC
CIBC World Markets Corp.

Total

SCHEDULE B

	Number of Firm ADSs		Number of Additional ADSs
Selling Shareholders

Total	[# of firm ADSs	]	[# of additional ADSs	]

SCHEDULE C

SCHEDULE D

Name of Direct or Indirect Subsidiary	Percentage Beneficial Ownership of the Company	Jurisdiction of Incorporation
Beijing Yuande Bio-Medical Engineering Co., Ltd.	100%	P.R.C.
Yuande (USA) Corp.	100%	California, U.S.A.

SCHEDULE E

List of Persons Subject to Lock-up

Directors and Officers

Xiaodong Wu

Iain Ferguson Bruce

Cole R. Capener

Lawrence A. Crum

Ruyu Du

Minshi (Mike) Shen

Ting (Tina) Zheng

Takyung (Sam) Tsang

Feng (Charles) Zhu

SCHEDULE F

[FORM OF OPINION OF SHEARMAN & STERLING LLP]

SCHEDULE G

[FORM OF 10B-5 LETTER OF SHEARMAN & STERLING LLP]

SCHEDULE H

[FORM OF OPINION OF WALKERS]

SCHEDULE I

[FORM OF OPINION OF FANGDA PARTNERS]

SCHEDULE J

[FORM OF OPINION OF SHEARMAN & STERLING LLP]

SCHEDULE K

[FORM OF OPINION OF AKIN GUMP STRAUSS HAUER & FELD LLP]

SCHEDULE L

[FORM OF OPINION OF ALLEN & OVERY LLP]

SCHEDULE M

[FORM OF OPINION OF JONES DAY]

SCHEDULE N

[FORM OF OPINION OF DEACONS]

SCHEDULE O

[FORM OF OPINION OF WALKERS]

SCHEDULE P

[FORM OF OPINION OF WALKERS]

SCHEDULE Q

[FORM OF OPINION OF PRESTON GATES & ELLIS LLP]

SCHEDULE R

[FORM OF OPINION OF PATTERSON, BELKNAP, WEBB & TYLER LLP]

SCHEDULE S

OFFICERS’ CERTIFICATE

Each of the undersigned, Xiaodong Wu, Chief Executive Officer of China Medical Technologies, Inc., a company incorporated under the laws of the Cayman Islands (the “Company”), and Takyung (Sam) Tsang, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 7(v) of that certain Underwriting Agreement dated [pricing date] (the “Underwriting Agreement”) among the Company, the Selling Shareholders named therein and, on behalf of the several Underwriters named therein, UBS AG, Credit Suisse Securities (USA) LLC and CIBC World Markets Corp., that as of [date]:

1.	He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in Section 7(u) of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this [date].

Name:	Xiaodong Wu
Title:	Chief Executive Officer

Name:	Takyung (Sam) Tsang
Title:	Chief Financial Officer

SCHEDULE T

SELLING SHAREHOLDERS’ CERTIFICATE

The undersigned, [name of Representative of the Selling Shareholders], on behalf of each Selling Shareholder (as defined in the Underwriting Agreement referred to below), does hereby certify pursuant to Section 7(ee) of that certain Underwriting Agreement dated [pricing date] (the “Underwriting Agreement”) among the Company, the Selling Shareholders named therein and the Underwriters named therein, and pursuant to the Powers of Attorney (as defined in the Underwriting Agreement), that as of [date]:

1.	The representations and warranties of each of the Selling Shareholders as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof. [To be added for Golden Meditech: “Golden Meditech has no reason to believe that (i) any Preliminary Prospectus or the Prospectus, as of the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) any Preliminary Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, as of the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) any Permitted Free Writing Prospectus, as of the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

2.	Each Selling Shareholder has performed all of its obligations and satisfied all of the conditions under the Underwriting Agreement as are to be performed or satisfied by it at or before the date hereof.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this [date].

Name:	[name of Representative of the Selling Shareholders]
Title:	Attorney-in-fact

Exhibit A

CHINA MEDICAL TECHNOLOGIES, INC

Ordinary Shares

(Par Value US$0.10 Per Share)

, 2006

UBS AG

Credit Suisse Securities (USA) LLC

CIBC World Markets Corp.

    as Representatives of the several Underwriters named

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street

Central, Hong Kong

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by China Medical Technologies, Inc. (the “Company”), the Selling Shareholders named therein and you and the other several Underwriters named therein, with respect to the public offering (the “Offering”) of American Depositary Shares (the “ADSs”) each representing 10 Ordinary Shares. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that until the expiry of 90 days after the date of the final prospectus relating to the Offering (the “Lock-Up Period”) the undersigned will not, without the prior written consent of UBS AG and Credit Suisse Securities (USA) LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any ADSs or Ordinary Shares of the Company or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase ADSs or Ordinary Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase ADSs or Ordinary Shares, or any other Securities of the Company that are substantially similar to ADSs or Ordinary Shares, whether any such transaction is to be settled by delivery of ADSs, Ordinary Shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of, and sale to the Underwriters, of the Offered ADSs and the Ordinary Shares represented thereby pursuant to the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement, (c) dispositions to any “affiliate” (as defined in Rule 144 under the Act) of the undersigned, or to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such affiliate or trust, as the case may be, agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement or (d) any ADSs or Ordinary Shares acquired by the undersigned in the open market after completion of the Offering.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Ordinary Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period of 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS AG and Credit Suisse Securities (USA) LLC, make any demand for, or exercise any right with respect to, the registration of Ordinary Shares of the Company or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase Ordinary Shares.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated forthwith and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name: